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                                                                    EXHIBIT 32.1

            CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kensey Nash Corporation (the "Company") on Form 10-K for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph
W. Kaufmann, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: September 29, 2003
                                          By: /s/ JOSEPH W. KAUFMANN
                                            ------------------------------------
                                            Joseph W. Kaufmann
                                            Chief Executive Officer